UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2024
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Lazard, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Peter R. Orszag to Chairman of the Board of Directors; Dan Schulman to Lead Independent Director

On November 25, 2024, Lazard, Inc. (the “Company”) announced that Mr. Peter R. Orszag has been appointed Chairman of the Board of Directors (“Board”) of the Company, effective January 1, 2025. Mr. Kenneth M. Jacobs will relinquish his board seat and serve as Senior Chairman of the Company and Senior Advisor to the Board (collectively, “Senior Chairman of the Company”), effective December 31, 2024. In addition, the Company’s independent directors appointed Mr. Dan Schulman to succeed Mr. Richard D. Parsons, who remains on the Board, as Lead Independent Director of the Company, effective January 1, 2025.

Letter Agreement with Mr. Jacobs

On November 22, 2024, the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Jacobs pursuant to which he will serve as Senior Chairman of the Company. The Letter Agreement supersedes his current retention agreement, which was set to expire on March 31, 2025.

During Mr. Jacobs’ service as Senior Chairman of the Company, he will continue to receive his current base salary and be eligible for a discretionary annual bonus, and the Letter Agreement provides that, for 2025 and 2026, Mr. Jacobs will receive guaranteed payments of $11,100,000 per year. Beginning January 1, 2026, Mr. Jacobs can transition to a consultant for a term of one-year, and beginning April 1, 2027, Mr. Jacobs’ employment will be at-will.
Item 7.01     Regulation FD Disclosure.

A copy of the Company’s press release announcing the leadership changes described under Item 5.02 above is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Exhibit Number
99.1	Press Release issued November 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Corporate Secretary
Dated: November 25, 2024